                                                                      Exhibit 24

                               POWER OF ATTORNEY

     We, the undersigned directors of the Registrant, hereby severally constitute and appoint Marjorie S. Holsinger our true and lawful attorney and agent, to do any and all things in our names in the capacities indicated below which said person may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the registration statement on Form S-3 relating to issuance of Trust Preferred Securities, Debentures, and the related Guarantee, including specifically, but not limited to, power and authority to sign for us in our names in the capacities indicated below the registration statement and any all amendments (including pre- and post-effective amendments) thereto; and we hereby approve, ratify and confirm all that said person and/or persons shall do or cause to be done by virtue thereof.

Signature                               Title                 Date
------------------------------  ----------------------  ----------------

 /s/ John Chirtea               Director                October 27, 1999
------------------------------
John Chirtea

 /s/ Susan D. Goff              Director                October 27, 1999
------------------------------
Susan D. Goff

 /s/ Solomon Graham             Director                October 27, 1999
------------------------------
Solomon Graham

 /s/ Gilbert L. Hardesty        Director                October 27, 1999
------------------------------
Gilbert L. Hardesty

 /s/ Joyce R. Hopkins           Director                October 27, 1999
------------------------------
Joyce R. Hawkins

 /s/ Thomas O. Keech            Director                October 27, 1999
------------------------------
Thomas O. Keech

 /s/ Charles F. Mess            Director                October 27, 1999
------------------------------
Charles F. Mess

 /s/ Robert L. Mitchell         Director                October 27, 1999
------------------------------
Robert L. Mitchell

 /s/ Robert L. Orndorff, Jr.    Director                October 27, 1999
------------------------------
Robert L. Orndorff, Jr.

 /s/ David E. Rippeon           Director                October 27, 1999
------------------------------
David E. Rippeon

 /s/ Lewis R, Schumann          Director                October 27, 1999
------------------------------
Lewis R. Schumann

 /s/ W. Drew Stabler            Chairman of the Board,  October 27, 1999
------------------------------
W. Drew Stabler                 Director